Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes:

($ in thousands)

	Three months ended		Six months ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
	(Successor)	(Predecessor)	(Successor)	(Predecessor)
(Benefit) provision for income taxes	$(9,300)	$28,565	$(17,280)	$33,117
Effective tax rate	30%	36%	32%	59%

The effective tax rate for the three months ended June 30, 2013 and for the three months ended June 30, 2012 reflects our non-deductible portion of the annual pharmaceutical manufacturers' fee under the Patient Protection and Affordable Care Act, offset by benefits for deductions specific to U.S. domestic manufacturing companies.
The effective tax rate for the six months ended June 30, 2013 reflects our non-deductible portion of the annual pharmaceutical manufacturers' fee under the Patient Protection and Affordable Care Act, offset by benefit for tax deductions specific to U.S. domestic manufacturing companies and our recording of the benefit for the 2012 R&D credit. The R&D tax credit was retroactively reinstated by Congress in the American Taxpayer Relief Act in January 2013. Current deferred income tax assets at June 30, 2013 consist of temporary differences primarily related to accounts receivable reserves, accrued legal settlements and net operating loss carryforwards. Non-current deferred income tax liabilities at June 30, 2013 consist of timing differences primarily related to intangible assets, and depreciation.
The effective tax rate for the six months ended June 30, 2012 reflects our estimate of the portion of loss contingencies which may not be tax deductible and by non-deductibility of our portion of the annual pharmaceutical manufacturer fee under the Patient Protection and Affordable Care Act, offset by benefit for tax deductions specific to U.S. domestic manufacturing companies.   Current deferred income tax assets at June 30, 2012 consisted of temporary differences primarily related to accounts receivable reserves, accrued legal settlements and net operating loss carryforwards.  Non-current deferred income tax liabilities at June 30, 2012 consisted of timing differences primarily related to intangible assets, stock options and depreciation.
The Company is currently being audited by the IRS for the tax years 2007 through 2011.  We are no longer subject to IRS audit for periods prior to 2007.  We are also currently under audit in two state jurisdictions for the years 2003 to 2010. In most other state jurisdictions, we are no longer subject to examination by state tax authorities for years prior to 2007.
We reflect interest and penalties attributable to income taxes, to the extent they arise, as a component of income tax provision or benefit. The difference between a tax position taken or expected to be taken in a tax return and the benefit recognized and measured pursuant to FASB ASC 740-10 represents an unrecognized tax benefit.  An unrecognized tax benefit is a liability that represents a potential future obligation to the taxing authorities.  As of June 30, 2013, we had $15,782 thousand included in “Long-term liabilities” and $949 thousand in “Accrued expenses and other current liabilities” on the condensed consolidated balance sheet that represented unrecognized tax benefits, interest and penalties based on evaluation of tax positions. A portion of this liability could potentially settle in the next 12 months. However, the dollar range for such settlement cannot be estimated at this time.

Income Taxes:

The components of our provision (benefit) for income taxes on income from continuing operations for the successor period from September 29, 2012 through December 31, 2012, the predecessor period from January 1, 2012 through September 28, 2012, and the years ended December 31 2011, and 2010 are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Current income tax provision (benefit):
Federal	$3,502	$21,795	$3,522	$37,205
State	176	(5,284)	(6,261)	5,253
Foreign	230	833	—	—
	3,908	17,344	(2,739)	42,458
Deferred income tax (benefit) provision:
Federal	(20,660)	12,982	(7,813)	1,188
State	(930)	(829)	4,556	(1,666)
Foreign	—	(50)	—	—
	(21,590)	12,103	(3,257)	(478)
	($17,682)	$29,447	($5,996)	$41,980

Deferred tax assets and (liabilities) as of December 31, 2012, and 2011 are as follows ($ amounts in thousands):

	December 31, 2012	December 31, 2011
	(Successor)	(Predecessor)
Deferred tax assets:
Accounts receivable	$31,877	$25,454
Inventories	8,063	6,527
Litigation settlements and contingencies	8,257	13,135
Accrued and prepaid expenses	8,638	1,214
Net operating losses and credit carryforwards	18,539	24,502
Asset impairments	1,400	1,486
Stock options and restricted shares	801	10,189
Product contribution carryforwards	—	1,264
Other	2,560	5,044
Total deferred tax assets	80,135	88,815

Deferred tax liabilities:
Fixed assets	(23,173)	(14,381)
Intangible assets	(365,495)	(33,524)
Other	(1,096)	(909)
Total deferred tax liabilities	(389,764)	(48,814)

Less valuation allowance - Net operating losses	(6,803)	(10,009)
Net deferred tax (liability) asset	($316,432)	$29,992

Management believes it is more likely than not that the deferred tax asset balance of $80.1 million as of December 31, 2012 will be realized. The Company recorded significant deferred taxes in connection with its acquisition on September 28, 2012. See note 2, “Sky Growth Merger”, for more information regarding the allocation of purchase price.
We have gross net operating loss (“NOL”) carryforwards at December 31, 2012 of approximately $23.2 million for federal income tax purposes and $142.6 million for state income tax purposes. State NOL carryforwards will began expiring in 2013. A gross valuation allowance on the deferred tax assets at December 31, 2012, primarily relates to certain state NOL’s and credit carryforwards of approximately $80.1 million and representing $6.8 million of net valuation allowance in the Net deferred tax (liability) asset. This valuation allowance has been established due to the uncertainty of realizing those deferred tax assets in the future. This gross valuation allowance decreased in 2012 by $71.5 million, or approximately $3.2 million net, primarily due to release and utilization of certain state NOL’s.
On January 2, 2013, the American Taxpayer Relief Act of 2012 was enacted and the law extended several provisions, including a two year extension of the U.S. tax credit for research and experimental expenses. Under accounting rules, a tax law change is taken into account in calculating the income tax provision in the period in which enacted.  Because the extension was enacted into law after the end of 2012, tax expense for 2012 does not reflect retroactive extension of expired provisions. The entire benefit of the R & D Tax Credit will be reflected in the 2013 fiscal year financial results.
The table below provides reconciliation between the statutory federal income tax rate and the effective rate of income tax expense for each of the periods shown as follows:

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Federal statutory tax rate	35%	35%	35%	35%
State tax – net of federal benefit	1	2	2	3
Domestic manufacturing deduction	—	—	—	(4)
Change in valuation of deferred tax assets	—	—	(9)	—
Tax contingencies	(1)	(6)	8	(3)
Non-deductible legal settlements	—	17	(14)	—
Non-deductible annual pharmaceutical manufacturers' fee	—	—	(5)	—
Non-deductible transaction costs	—	8	(4)	—
Other	—	2	(2)	—
Effective tax rate	35%	58%	11%	31%

Tax Contingencies
Significant judgment is required in evaluating our tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. We establish reserves for tax related uncertainties based on estimates of whether, and the extent to which, additional taxes will be due. These reserves are established when we believe that certain positions might be challenged despite our belief that our tax return positions are fully supportable. We adjust these reserves in light of changing facts and circumstances, such as the outcome of tax audits. The provision for income taxes includes the impact of reserve provisions and changes to reserves that are considered appropriate. Accruals for tax contingencies are provided for in accordance with the requirements of ASC 740-10. We reflect interest and penalties attributable to income taxes, to the extent they arise, as a component of its income tax provision or benefit.
At December 31, 2012 the amount of gross unrecognized tax benefits (excluding the federal benefit received from state positions) was $12.5 million. Of this total, $8.7 million (net of the federal benefit on state issues) represents the amount of unrecognized tax benefits that, if recognized, would favorably affect the effective rate related to continuing income in the future periods. The total amount of accrued interest and penalties resulting from such unrecognized tax benefits was $2.2 million for the successor period from September 29, 2012 through December 31, 2012, $2.0 million for the predecessor period from January 1, 2012 through September 28, 2012, $5.8 million for the year ended December 31, 2011, and $11.3 million for the year ended December 31, 2010. During the period from September 29, 2012 to December 31, 2012 (Successor), and the period from January 1, 2012 to September 28, 2012, and for the years ended December 31, 2011, and 2010, we recognized approximately $0.04 million, $0.4 million, $0.4 million, and $0.6 million in interest and penalties.
A reconciliation of the beginning and ending amount of gross unrecognized tax benefits for the period from September 29, 2012 to December 31, 2012, and for the period from January 1, 2012 to September 28, 2012 and the years ended December 31, 2011 and 2010 are as follows ($ amounts in thousands):

	For the Period		For the Year Ended
	September 29, 2012 to December 31, 2012	January 1, 2012 to September 28, 2012	December 31, 2011	December 31, 2010
	(Successor)	(Predecessor)	(Predecessor)	(Predecessor)
Balance at January 1	$12,119	$14,409	$31,571	$30,023
Additions based on tax positions related to the current year	419	2,337	1,779	4,487
Additions for tax positions of prior years	—	634	3,217	655
Reductions for tax positions of prior years	—	(5,261)	(5,013)	—
Reductions due to lapse of applicable statute of limitations	—	—	(16,720)	(3,394)
Settlements paid	—	—	(425)	(200)
Balance at December 31	$12,538	$12,119	$14,409	$31,571

We believe it is reasonably possible that approximately $0.9 million of our current unrecognized tax positions may be recognized within the next twelve months as a result of settlements or a lapse of the statute of limitations.
A Company subsidiary is currently under audit by the IRS for the periods 2007 through November 16, 2011. Periods prior to 2007 are no longer subject to IRS audit. We are currently under audit in several state jurisdictions for the years 2003 thru 2009. In most other state jurisdictions, we are no longer subject to examination by tax authorities for years prior to 2008.